                                                                   Exhibit 24.1


                               POWER OF ATTORNEY


         I hereby constitute and appoint M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of up to $391,583,000 aggregate principal amount of insured pass through certificates, Series 2003-1G, of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 12th day of June, 2003.


                                                /s/ Leo F. Mullin
                                                -------------------------------
                                                Leo F. Mullin
                                                Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of up to $391,583,000 aggregate principal amount of insured pass through certificates, Series 2003-1G, of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 12th day of June, 2003.


                                                /s/  Edward H. Budd
                                                -------------------------------
                                                Director
                                                Delta Air Lines, Inc.

                               POWER OF ATTORNEY



         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of up to $391,583,000 aggregate principal amount of insured pass through certificates, Series 2003-1G, of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 12th day of June, 2003.


                                                /s/  Geroge M.C. Fisher
                                                -------------------------------
                                                Director
                                                Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of up to $391,583,000 aggregate principal amount of insured pass through certificates, Series 2003-1G, of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 12th day of June, 2003.


                                                /s/  David R. Goode
                                                -------------------------------
                                                Director
                                                Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of up to $391,583,000 aggregate principal amount of insured pass through certificates, Series 2003-1G, of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 12th day of June, 2003.


                                                /s/  Gerald Grinstein
                                                -------------------------------
                                                Director
                                                Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of up to $391,583,000 aggregate principal amount of insured pass through certificates, Series 2003-1G, of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 12th day of June, 2003.


                                                /s/  James M. Kilts
                                                -------------------------------
                                                Director
                                                Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of up to $391,583,000 aggregate principal amount of insured pass through certificates, Series 2003-1G, of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 12th day of June, 2003.


                                                /s/  John F. Smith, Jr.
                                                -------------------------------
                                                Director
                                                Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of up to $391,583,000 aggregate principal amount of insured pass through certificates, Series 2003-1G, of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 12th day of June, 2003.


                                                /s/  Joan E. Spero
                                                -------------------------------
                                                Director
                                                Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and James M. Whitehurst, and each of them separately, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, in any and all capacities, to sign one or more registration statements on Form S-4 in such form as said attorneys deem appropriate or advisable, to be filed with the Securities and Exchange Commission by Delta Air Lines, Inc. (the "Company") in respect of the issuance of up to $391,583,000 aggregate principal amount of insured pass through certificates, Series 2003-1G, of the Company, and all amendments to such registration statement (including post-effective amendments and any related registration statements filed pursuant to Rule 462), and to file the same with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto signed this power of attorney as of this 12th day of June, 2003.


                                                /s/  Andrew J. Young
                                                -------------------------------
                                                Director
                                                Delta Air Lines, Inc.